UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2005

AMERICAN WATER STAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32220	87-0636498
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 South Decatur Boulevard
Suite 301
Las Vegas, Nevada	89103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including are code: (702) 740-7036

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

PEARSON BROTHERS RELEASE

On February 16, 2005, American Water Star released a press release announcing the addition of Pearson Brothers Distributing to its network of beverage distributors. Pearson Brothers has been distributing beverage products for 20 years and will distribute American Water Star's products throughout Northern California.

A copy of the press release is attached hereto as exhibit 99.1.

PARADISE BEVERAGES RELEASE

On February 22, 2005, American Water Star released a press release announcing the addition of Paradise Beverages. Paradise Beverages distributes on the Hawaiian Islands and will distribute American Water Star's Hawaiian Tropic beverage line.

A copy of the press release is attached hereto as exhibit 99.2

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Title of Description
99.1	Press Release of the Company, dated February 16, 2005 announcing the addition of Pearson Brothers Distributing.
99.2	Press Release of the Company, dated February 22, 2005 announcing the addition of Paradise Beverages.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER STAR, INC.

By: /s/ Roger Mohlman

Roger Mohlman, President / CEO

Date: February 22, 2005